UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2017

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

California	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9368 VALLEY BLVD, SUITE 202
ROSEMEAD, CA91770
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	626-800-6861 (phone)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)                 Previous independent registered public accounting firm

(i)                   On January 5, 2017, San Lotus Holding Inc. (the “Company”) formally informed WLCC Accountancy Corp. of their dismissal as the Company’s independent registered public accounting firm.

(ii)                 The reports of WLCC Accountancy Corp. on the Company’s financial statements as of and for the fiscal year ended December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)                The Company’s board of directors and audit committee participated in and approved the decision to change independent registered public accounting firms.

(iv)               During the fiscal year ended December 31, 2015 and through January 5, 2017, there have been no disagreements with WLCC Accountancy Corp. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of WLCC Accountancy Corp. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)                 The Company has requested that WLCC Accountancy Corp. furnishes it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by WLCC Accountancy Corp. is filed as Exhibit 16.1 to this Form 8-K.

(b)                 New independent registered public accounting firm

(1)                 On January 3, 2017, the Company engaged Davidson & Company LLP, Chartered Professional Accountants as its new independent registered public accounting firm.  During the two most recent fiscal years and through January 3, 2017, the Company had not consulted with Davidson & Company LLP, Chartered Professional Accountants regarding any of the following:

(i)                   The application of accounting principles to a specific transaction, either completed or proposed;

(ii)                 The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Davidson & Company LLP, Chartered Professional Accountants concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)                Any matter that was subject to a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibit
16.1	Letter from WLCC Accountancy Corp. dated March 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.

Dated: March 29, 2017

By: /s/Chen, Kuan-Yu

_____________________________

Chen, Kuan-Yu

Chairman of the Board